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                                                                   Exhibit 10.12
                                    EXHIBIT B

                    FORM OF NEW REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into effective as of May, 2003, by and between Markland Technologies, Inc., a Florida corporation (the "COMPANY") and Eurotech, Ltd., a District of Columbia corporation ("EUROTECH").

                                    RECITALS

         WHEREAS, as of the date hereof, Eurotech and Markland are entering into an Exchange Agreement (the "EXCHANGE AGREEMENT"), pursuant to which Markland has agreed to grant to Eurotech the registration rights set forth herein.

         NOW, THEREFORE, to implement the foregoing and in consideration of the mutual terms, conditions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       PIGGYBACK REGISTRATION.

         RIGHT TO PIGGYBACK REGISTRATION. Subject to the terms hereof, whenever the Company proposes to register any Company Equity Securities under the Securities Act (other than in connection with a registration statement for Company Equity Securities issued pursuant to the Equity Line (as defined in the Exchange Agreement) or pursuant to a registration statement on Form S-4, Form S-8 or any successor form) and the registration statement form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice to Eurotech of its intention to effect such a registration. Subject to Section 1(b) below, the Company shall include in such registration and use commercially reasonable efforts to include in any underwriting 10,000,000 shares of Registrable Securities held by Eurotech with respect to which the Company has received a written request from Eurotech for inclusion therein (such registration, a "PIGGYBACK REGISTRATION") within 15 days after the receipt of the Company's notice.

         PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially and adversely affecting the marketability of such offering or the timing thereof, the Company shall include in such registration all Registrable Securities held by Eurotech on the condition that Eurotech will agree to refrain from selling a reasonable number of such Registrable Securities (as determined in good faith by the Company based on the impact on the timing and marketability of the offering of the sale immediate by Eurotech of all of its Registrable Securities) for a three (3) month period following the declaration of effectiveness of the applicable registration statement.





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2.       REGISTRATION PROCEDURES.

         Whenever Eurotech has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

         (b) notify Eurotech of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to Eurotech such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Eurotech;

         (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Eurotech reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Eurotech to consummate the disposition in such jurisdictions of the Registrable Securities owned by Eurotech; provided, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

         (e) notify Eurotech, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Eurotech, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

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         (f) cause all such Registrable Securities to be listed or quoted on each securities exchange or market on which similar securities issued by the Company are then listed;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) in order to expedite or facilitate the disposition of such Registrable Securities;

         (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

         (l) subject to Section 2(d) above, use its reasonable best efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

         (m) if the offering is underwritten, use its reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

3.       REGISTRATION EXPENSES.

         (a) PAYMENT OF REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions relating to the

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Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne by the Company. The Company shall, in addition, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or quoting the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ Stock Market.

         (b) PAYMENT OF REGISTRATION EXPENSES BY HOLDERS OF REGISTRABLE SECURITIES. To the extent Registration Expenses are not required to be paid by the Company (including, without limitation, any underwriting discounts or commissions that are the responsibility of the holders of Registrable Securities), each holder of Eurotech shall pay those Registration Expenses allocable to the registration of Eurotech's securities so included, and any Registration Expenses not so allocable shall be payable by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

4.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, Eurotech, its officers, directors, employees, agents and representatives and each Person who controls Eurotech (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein, results from the failure of Eurotech to provide information necessary for the registration statement to the Company, or by Eurotech's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

         (b) INDEMNIFICATION BY EUROTECH. In connection with any registration statement in which Eurotech is participating, Eurotech shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto resulting from such information provided by Eurotech or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and not provided by Eurotech; provided that the obligation to indemnify shall be be limited to the net amount of proceeds received by Eurotech from the sale of Registrable Securities pursuant to such registration statement.

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         (c) PROCEDURE FOR INDEMNIFICATION. Any Person entitled to
indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Notwithstanding anything in this Section 4(c) to the contrary, in the event the Company determines, in good faith, that a claim materially affects the interests of the Company, the Company may solely control the defense of such claim with counsel reasonably satisfactory to the Company. In the event the Company is an indemnified party pursuant to this Section 4, the indemnifying party may be subject to liability if the Company settles a claim in good faith and in a reasonable manner.

5. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Eurotech may not participate in any registration hereunder unless Eurotech:

         (a) in the case of a registration which is underwritten, agrees to sell Eurotech's securities on the basis provided in any underwriting arrangements approved by the Company;

         (b) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Eurotech's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and

         (c) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Eurotech's Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in Section 5(a) above).

6. DEFINITIONS.

         (a) The term "CAPITAL STOCK" means and includes (a) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including shares of preferred or preference stock and (b) all equity or ownership interests in any Person of any other type, including any securities convertible into or exchangeable for any of the foregoing or any options, warrants or other rights to subscribe for, purchase or acquire any of the forgoing.

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         (b) The term "COMPANY EQUITY SECURITIES" means any Capital Stock of the
Company or options, warrants or other rights acquire Capital Stock of the Company.

         (c) The term "PERSON" means any individual, Company, partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.

         (d) The term "REGISTRABLE SECURITIES" means all of the Company Equity Securities; PROVIDED, HOWEVER, that as to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) all Registrable Securities owned by a holder thereof may be resold in a single 90-day period pursuant to Rule 144 under the Securities Act (or any similar rule then in force), (iii) they shall have been distributed to the public pursuant to Rule 144 under the Securities Act (or any similar rule then in force), (iv) they become available for sale under Rule 144(k) under the Securities Act (or any similar rule then in force), or (v) they shall have ceased to be outstanding.

         (e) The term "SEC" mean the United Stated Securities and Exchange Commission.

         (f) The term "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         (g) The term "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

7. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to Eurotech under this Agreement, and in the event that any such agreement is entered into by the Company, the terms and provisions of this Agreement will prevail over those contained in any such agreement.

         (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Eurotech.

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         (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Upon any transfer of Registrable Securities, the holder of the Registrable Securities shall use its best efforts to have the new holder of Registrable Securities sign a joinder agreement pursuant to which such transferee shall agree to be bound by the terms of this Agreement applicable to the holder of such Registrable Securities, provided that, even in the absence of such joinder agreement, by taking and holding such Registrable Securities, such new holder shall be conclusively deemed to have agreed to be bound by the terms hereof applicable to such new holder.

         (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (f) COUNTERPARTS; FACSIMILE TRANSMISSION. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

         (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (h) GOVERNING LAW. This Agreement shall be construed and governed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

         (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered in conformance with the applicable provisions of the Exchange Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          MARKLAND TECHNOLOGIES, INC.

                                          By: /S/ Kenneth P. Ducey, Jr
                                              ----------------------------
                                              Name: Kenneth P. Ducey, Jr
                                              Title:   Executive Vice President

                                          EUROTECH, LTD.

                                          By: /S/ Don V. Hahnfeldt
                                              ------------------------
                                              Name: Don V. Hahnfeldt
                                              Title:   President

                [Signature Page to Registration Rights Agreement]

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